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                                                                   EXHIBIT 23.02

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Post-Effective Amendment to the Registration Statement on Form S-1 of our report dated June 15, 2007 relating to the financial statements of Man-AHL 130, LLC appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the headings "Lawyers; Accountants" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP
Chicago, Illinois

October 11, 2007